TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional Information

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Effective immediately, the first paragraph of the sub-section entitled “Borrowings” under the “Additional Information Regarding Investment Practices – Other Investments” section in the Statement of Additional Information is deleted in its entirety and replaced with the following:

Certain portfolios participate in a syndicated, committed line of credit provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.

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Investors Should Retain this Supplement for Future Reference

January 8, 2025